QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 2, 2001
Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES
(Exact name of registrant as specified in its charter)

Illinois (State or other Jurisdiction of Incorporation)	1-2189 (Commission File Number)	36-0698440 (I.R.S. Employer Identification No.)

100 Abbott Park Road
Abbott Park, Illinois 60064-6400
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (847) 937-6100

Item 2.  Acquisition or Disposition of Assets

    On March 2, 2001, Abbott Laboratories announced that it had completed the acquisition of BASF's pharmaceutical business, which includes the global operations of Knoll, for $6.9 billion in cash. Abbott funded the acquisition by using approximately $.9 billion of existing cash and $6 billion from the issuance of short term debt.

    Attached as Exhibit 2.3 and incorporated herein by this reference is a press release announcing the acquisition.

Item 7.  Financial Statements and Exhibits

  (a)
  The required financial statements are not being filed with this initial report on Form 8-K, but will be filed by an amendment hereto within the time frame allowed.

  (b)
  The required pro forma financial information is not being filed with this initial report on Form 8-K, but will be filed by an amendment hereto within the time frame allowed.

  (c)
  Exhibits.

Exhibit No.	Exhibit
*2.1	Amendment to Purchase Agreement between BASF Aktiengesellschaft and Abbott Laboratories recorded on March 2, 2001.
*2.2
Purchase Agreement between BASF Aktiengesellschaft and Abbott Laboratories recorded on December 14, 2000, filed as Exhibit 2.1 to the 2000 Abbott Laboratories Annual Report on Form 10-K and incorporated herein by this reference.
2.3	Press Release, dated March 2, 2001.

* Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment separately filed with the Securities and Exchange Commission.

2

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ABBOTT LABORATORIES
	By:	/s/ GARY L. FLYNN Gary L. Flynn Vice President and Controller (Chief Accounting Officer)
Date: March 16, 2001

3

Exhibit Index

Exhibit No.	Exhibit
*2.1	Amendment to Purchase Agreement between BASF Aktiengesellschaft and Abbott Laboratories recorded on March 2, 2001.
*2.2
Purchase Agreement between BASF Aktiengesellschaft and Abbott Laboratories recorded on December 14, 2000, filed as Exhibit 2.1 to the 2000 Abbott Laboratories Annual Report on Form 10-K and incorporated herein by this reference.
2.3	Press Release, dated March 2, 2001.

* Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment separately filed with the Securities and Exchange Commission.

QuickLinks

  Item 2. Acquisition or Disposition of Assets
  Item 7. Financial Statements and Exhibits
SIGNATURE
Exhibit Index